MANAGED ACCOUNT SERIES

Mid Cap Dividend Fund

(the “Fund”)

Supplement dated December 15, 2017

to the Prospectus of the Fund, dated August 28, 2017, as supplemented to date

On November 14, 2017, the Board of Trustees of Managed Account Series approved a change in the Fund’s distribution frequency from annually to quarterly. As such, effective immediately, the following change is made to the Fund’s Prospectus.

The first sentence of the first paragraph in the section entitled “Management of the Funds — Dividends, Distributions and Taxes” following the sub-section entitled “Buying a Dividend” is deleted in its entirety and replaced with the following:

Dividends from net investment income will be paid at least annually by the Advantage Global SmallCap Fund and at least quarterly by the Mid Cap Dividend Fund.

Shareholders should retain this Supplement for future reference.

PRO-MAS2-1217SUP